                                                                    Exhibit (25)


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305 (B) (2)
                                                 --------

              THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
             (Exact name of trustee as specified in its charter)

       New York                                       13-5691211
(State of Incorporation                            ( I.R.S. employer
If not a U.S. national bank)                       Identification number)

   One Liberty Plaza
    New York, N.Y.                                        10006
 (Address of principal                                  ( Zip code)
   Executive office)


                               SAFETY-KLEEN CORP.
               (Exact name of obligor as specified in its charter)
                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                   51-0228924
                      (I.R.S. employer identification no.)
                         Suite 300, 1301 Gervais Street
                         Columbia, South Carolina 29201

             (Address of principal executive offices) (Postal Code)


               -------------------------------------------------
                            SENIOR NOTES DUE 2009
                     (Title of the indenture securities)

Item 1.     General Information

            Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Federal Reserve Bank of New York
                  33 Liberty Street
                  New York, N.Y. 10045

                  State of New York Banking Department
                  State House, Albany, N.Y.

            (b) Whether it is authorized to exercise corporate trust powers. The Trustee is authorized to exercise corporate trust powers.

Item 2.     Affiliation with the Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation. The obligor is not an affiliate of the Trustee.

Item 16.    List of Exhibits.

            List below all exhibits filed as part of this statement of eligibility.

            Exhibit 1 - Copy of the Organization Certificate of the Trustee as
                        now in effect.

                        (Exhibit 1 to T-1 to Registration Statement
                        No. 333-6688).

            Exhibit 2 - Copy of the Certificate of Authority of the Trustee to
                        commerce business.

                        (Exhibit 2 to T-1 to Registration Statement
                        No. 333-6688).

            Exhibit 3 - None; authorization to exercise corporate trust powers is contained in the documents identified above as
                        Exhibit 1 and 2.

            Exhibit 4 - Copy of the existing By-Laws of the Trustee.

                        (Exhibit 4 to T-1 to Registration Statement
                        No. 333-9732

            Exhibit 5 - No Indenture referred to in Item 4.

            Exhibit 6 - The consent of the Trustee required by Section 321 (b)
                        of the Trust Indenture Act of 1939.(Exhibit 6 to T-1 to Registration Statement No. 333-27685).

            Exhibit 7 - Copy of the latest Report of Condition of the Trustee as of March 31, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of June 1999.



                                          THE BANK OF NOVA SCOTIA TRUST
                                                COMPANY OF NEW YORK


                                          By: /S/ George E. Timmes
                                              ---------------------------------
                                                George E. Timmes
                                                Vice President

                                                                       FFIEC 034
                                                                       Page RC-1
                                                                              9

-----                                               ----
|                                                       |
  THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
  ------------------------------------------------------
  Legal Title of Bank


  NEW YORK
  ------------------------------------------------------
  City

  NEW YORK                                        10006
  ------------------------------------------------------
  State                                         Zip Code
|                                                       |
-----                                               ----


FDIC Certificate Number |____|____|____|____|____|


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet



                                                                                                                  C100
                                                                                                               -----------
                                                                Dollar Amounts in Thousands                    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
ASSETS
1.    Cash and balances due from depository institutions:

                                                                                                       RCON
      a. Noninterest-bearing balances and currency and coin(1,2)...............                        0081       1    212     1.a.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      b. Interest-bearing balances(3)..........................................                        0071       1    021     1.b.
                                                                                                       ----    ----   ----
2.    Securities:

                                                                                                       RCON
      a. Held-to-maturity securities (from Schedule RC-B, column A)............                        1754       1    371     2.a.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      b. Available-for-sale securities (from Schedule RC-B, column D)..........                        1773              0     2.b.
                                                                                                       ----    ----   ----

                                                                                                       RCON
3.    Federal funds sold(4) and securities purchased under agreements to resell                        1350       1    302     3.
                                                                                                       ----    ----   ----

4.    Loans and lease financing receivables:

                                                                                   RCON
      a. Loans and leases, net of unearned income (from Schedule RC-C)..........   2122                                        4.a.
                                                                                   -----  ----  ----   ----    ----   ----

                                                                                   RCON
      b. LESS: Allowance for loan and lease losses..............................   3123                                        4.b.
                                                                                   -----  ----  ----   ----    ----   ----

                                                                                   RCON
      c. LESS: Allocated transfer risk service..................................   3128                                        4.c.
                                                                                   -----  ----  ----   ----    ----   ----

      d. Loans and leases, net of unearned income, allowance, and reserve                              RCON
         (item 4.a minus 4.b and 4.c)..........................................                        2125              0     4.d.
                                                                                                       ----    ----   ----

                                                                                                       RCON
5.    Trading assets...........................................................                        3545              0     5.
                                                                                                       ----    ----   ----
                                                                                                       RCON
6.    Premises and fixed assets (including capitalized leases).................                        2145            254     6.
                                                                                                       ----    ----   ----
                                                                                                       RCON
7.    Other real estate owned (from Schedule RC-M).............................                        2150              0     7.
                                                                                                       ----    ----   ----

8.    Investments in unconsolidated subsidiaries and associated companies                              RCON
      (from Schedule RC-M).....................................                                        2130              0     8.
                                                                                                       ----    ----   ----

                                                                                                       RCON
9.    Customers' liability to this bank on acceptances outstanding.............                        2155              0     9.
                                                                                                       ----    ----   ----
                                                                                                       RCON
10.   Intangible assets (from Schedule RC-M)...................................                        2143       7    283    10.
                                                                                                       ----    ----   ----

                                                                                                       RCON
11.   Other assets (from Schedule RC-F)........................................                        2160            608    11.
                                                                                                       ----    ----   ----

                                                                                                       RCON
12.   Total assets (sum of items 1 through 11).................................                        2170      13    051    12.
                                                                                                       ----    ----   ----

-----------

(1)   Includes cash items in process of collection and unposted debits.

(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.

(3)   Includes time certificates of deposit not held for trading.

(4) Report "term federal funds sold" in Schedule RC, item 4.a., "Loans and leases, net of unearned income," and in Schedule RC-C, part I.

                                                                       FFIEC 034
                                                                       Page RC-2

                                                                                                                  C100
                                                                                                               -----------
                                                                Dollar Amounts in Thousands                    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13.   Deposits:

                                                                                                       RCON
      a. In domestic offices (sum of totals of columns A and C from Schedule                           2200            700  13.a.
RC-E)..................................................................                                ----    ----   ----


                                                                                   RCON
         (1) Noninterest-bearing(1).............................................   6631          536                        13.a.(1)
                                                                                   -----  ----  ----   ----    ----   ----

                                                                                   RCON
         (2) Interest-bearing...................................................   6636          164                        13.a.(2)
                                                                                   -----  ----  ----   ----    ----   ----

      b. In foreign offices, Edge and Agreement subsidiaries, and IBF's........

         (1) Noninterest-bearing...............................................

         (2) Interest-bearing..................................................


                                                                                                       RCON
14.   Federal funds purchased(2) and securities sold under agreements to                               2800              0  14.
      repurchase...............................................................                        ----    ----   ----


                                                                                                       RCON
15.   a. Demand notes issued to the U.S. Treasury...............................                       2840              0  15.a.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      b. Trading liabilities....................................................                       3548              0  15.b.
                                                                                                       ----    ----   ----
16.   Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

                                                                                                       RCON
      a. With a remaining maturity of one year or less..........................                       2332              0  16.a.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      b. With a remaining maturity of more than one year through three years....                       A547              0  16.b.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      c. With a remaining maturity of more than three years.....................                       A548              0  16.c.
                                                                                                       ----    ----   ----

17.   Not applicable

                                                                                                       RCON
18.   Bank's liability on acceptances executed and outstanding..................                       2920              0  18.
                                                                                                       ----    ----   ----

                                                                                                       RCON
19.   Subordinated notes and debentures(3)......................................                       3200              0  19.
                                                                                                       ----    ----   ----

                                                                                                       RCON
20.   Other liabilities (from Schedule RC-G)....................................                       2930       2    291  20.
                                                                                                       ----    ----   ----

                                                                                                       RCON
21.   Total liabilities (sum of items 13 through 20)............................                       2948       2    991  21.
                                                                                                       ----    ----   ----

22.   Not applicable

EQUITY CAPITAL

                                                                                                       RCON
23.   Perpetual preferred stock and related surplus.............................                       3838      .       0    23.
                                                                                                       ----    ----   ----

                                                                                                       RCON
24.   Common stock..............................................................                       3230       1    000    24.
                                                                                                       ----    ----   ----

                                                                                                       RCON
25.   Surplus (exclude all surplus related to preferred stock)..................                       3839       8    200    25.
                                                                                                       ----    ----   ----

                                                                                                       RCON
26.   a. Undivided profits and capital reserves.................................                       3632            860    26.a.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      b. Net unrealized holding gains (losses) on available-for-sale securities.                       8434              0    26.b.
                                                                                                       ----    ----   ----

                                                                                                       RCON
      c. ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES.....................                       4336              0    26.c.
                                                                                                       ----    ----   ----

27.   Cumulative foreign currency translation adjustments.......................

                                                                                                       RCON
28.   Total equity capital (sum of items 23 through 27).........................                       3210      10    060    28.
                                                                                                       ----    ----   ----

                                                                                                       RCON
29.   Total liabilities and equity capital (sum of items 21 and 28).............                       3300      13    051    29.
                                                                                                       ----    ----   ----


Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                              Number
   1. Indicate in the box at the right the number of the statement below that                         RCON
      best describes the most comprehensive level of auditing work performed for                      6724         1          M.1.
      the bank by independent external auditors as of any date during 1998.....                       ----    -----------


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)


4  =  Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)

5  =  Review of the bank's financial statements by external auditors

6  =  Compilation of the bank's financial statements by external auditors

7  =  Other audit procedures (excluding tax preparation work)

8  =  No external audit work


-----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."

(3)  Include limited-life preferred stock and related surplus.